SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2004

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Presidential Way
Woburn, MA

(Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED APRIL 2, 2004

Item 5.  Other Events and Regulation FD Disclosure

ArQule, Inc. today announced formation of a strategic alliance with the Roche Group in the field of oncology and revised its financial guidance for 2004. The text of the press release announcing the alliance and revised guidance is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

99.1     Text of Press Release dated April 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC. (Registrant)
/s/ Stephen A. Hill
Stephen A. Hill President and Chief Executive Officer

Date: April 2, 2004